www.matw.com | Nasdaq: MATW Fourth Quarter Fiscal 2023 Earnings Teleconference November 17, 2023 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

© 2023 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions or strategies of the Company regarding the future, and may be identified by the use of words such as “expects,” “believes,” “intends,” “projects,” “anticipates,” estimates,” “plans,” “seeks,” “forecasts,” “predicts,” “objective,” “potential,” “outlook,” “may,” “will,” “could” or the negative of these terms, other comparable terminology and variations thereof. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward-looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in interest rates, changes in the cost of materials used in the manufacture of the Company's products, any impairment of goodwill or intangible assets, environmental liability and limitations on the Company’s operations due to environmental laws and regulations, disruptions to certain services, such as telecommunications, network server maintenance, cloud computing or transaction processing services, provided to the Company by third-parties, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions and divestitures, cybersecurity concerns and costs arising with management of cybersecurity threats, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, or other disruptions to our industries, customers, or supply chains, the impact of global conflicts, such as the current war between Russia and Ukraine, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission. Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock-based compensation, the non-service portion of pension and postretirement expense, acquisition and divestiture costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and divestiture and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has presented constant currency sales and constant currency adjusted EBITDA and believes these measures provide relevant and useful information, which is used by the Company's management in assessing the performance of its business on a consistent basis by removing the impact of changes due to foreign exchange translation rates. These measures allow management, as well as investors, to assess the Company’s sales and adjusted EBITDA on a constant currency basis. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition, divestiture, and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage.

BUSINESS OVERVIEW

© 2023 Matthews International Corporation. All Rights Reserved. 4 SGK BRAND SOLUTIONS MEMORIALIZATION INDUSTRIAL TECHNOLOGIES • Improved pricing and operating efficiencies • Outperforming pre-pandemic levels • Improved operating performance as a result of cost reduction initiatives • Continues to be challenged by economic conditions in Europe • High growth in energy storage solutions business • Increased interest in our energy storage solutions offerings • New product development progressing BUSINESS UPDATE

© 2023 Matthews International Corporation. All Rights Reserved. Key Considerations • Growth in consolidated sales and adjusted EBITDA • Increasing level of larger projects, particularly in our energy storage solutions • Global economic conditions remain uncertain, including impact of currency rate changes OUTLOOK FOR FISCAL 2024 5

FINANCIAL OVERVIEW

© 2023 Matthews International Corporation. All Rights Reserved. Q4 & YTD FY2023 SUMMARY * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations, and other important disclaimers regarding Matthews’ use of Non-GAAP measures 4th Quarter ("Q4") Highlights Sales • Consolidated sales up $23.1 million • Industrial Technologies sales 34% higher GAAP EPS • Prior year fourth quarter reflects goodwill write-down and charges in connection with cost reduction initiatives in the SGK Brand Solutions segment Adjusted EBITDA • All three business segments reported higher adjusted EBITDA Adjusted EPS • Higher adjusted EBITDA, partially offset by higher interest expense Year-to-Date ("YTD") Highlights • Consolidated sales 6.7% higher than last year • On a constant currency basis, consolidated sales increased 8% and adjusted EBITDA increased 9% • Higher adjusted EBITDA reflects strong Q4 performance 7 Q4 2022 Q4 2023 Sales $ 457.1 $ 480.2 Gross Margin 31.8% 31.4 % Diluted (Loss) Earnings Per Share $ (2.63) $ 0.56 Non-GAAP Adjusted EPS* $ 0.82 $ 0.96 Net (Loss) Earnings Attributable to Matthews $ (81.0) $ 17.7 Adjusted EBITDA* $ 55.9 $ 61.9 ($ in millions except per-share amounts) Q4 YTD YTD 2022 YTD 2023 Sales $ 1,762.4 $ 1,880.9 Gross Margin 29.6% 30.7 % Diluted (Loss) Earnings Per Share $ (3.18) $ 1.26 Non-GAAP Adjusted EPS* $ 2.88 $ 2.88 Net (Loss) Income Attributable to Matthews $ (99.8) $ 39.3 Adjusted EBITDA* $ 210.4 $ 225.8

© 2023 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 8 15.5% 12.4% 15.6%10.3% Sales • Q4 increased 34%; YTD increased over 50% • Olbrich GmbH and R+S Automotive GmbH acquisitions were a significant contributor • Ongoing interest in and discussions on our energy storage solutions business Adjusted EBITDA • Q4 growth impacted favorably by higher sales and improved margins within the automation business, offset partially by the Olbrich GmbH and R+S Automotive GmbH acquisitions ($ in millions) $104.6 $140.6 Q4 FY2022 Q4 FY2023 $335.5 $505.8 FY2022 FY2023 $23.4 $23.5 Q4 FY2022 Q4 FY2023 $56.8 $66.3 FY2022 FY2023 22.4% 16.7% 16.9% 13.1% Q4 Sales Q4 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin*

© 2023 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 9 23.0% 21.1% $206.3 $204.9 Q4 FY2022 Q4 FY2023 $840.1 $843.0 FY2022 FY2023 $33.4 $36.9 Q4 FY2022 Q4 FY2023 $151.8 $164.0 FY2022 FY2023 Sales • Improved price realization • U.S. death rates have normalized from higher pandemic levels, impacting unit volumes for caskets and memorials Adjusted EBITDA • Improved pricing and benefits from operational cost savings initiatives • Lower casket and memorial sales volumes 16.2% 18.0% 18.1% 19.5% ($ in millions) Q4 Sales Q4 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin*

© 2023 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS Sales • Unfavorable currency impacts of $16.1 million YTD • European businesses continued to be challenged by market conditions Adjusted EBITDA • Favorable impacts of cost reduction initiatives and price realization • Partially offset by impact of lower sales ($ in millions) * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 10 15.4% 12.9% $146.3 $134.7 Q4 FY2022 Q4 FY2023 $586.8 $532.1 FY2022 FY2023 $16.7 $17.5 Q4 FY2022 Q4 FY2023 $60.1 $57.1 FY2022 FY2023 13.0%11.4% 10.2% 10.7% Q4 Sales Q4 Adjusted EBITDA & Margin* YTD Sales YTD Adjusted EBITDA & Margin*

© 2023 Matthews International Corporation. All Rights Reserved. • Fiscal 2023 operating cash flow reflects increased working capital levels in our growing energy storage solutions business • Operating cash flow for both periods reflected final payouts for the settlement of the Company’s U.S. retirement plan obligations • Net Debt Leverage Ratio* 3.3 as of September 30, 2023 • Quarterly dividend of $0.24/share, payable 12/11/2023 CAPITALIZATION AND CASH FLOWS 11 * See supplemental slide for Net Debt and Net Debt Leverage Ratio reconciliations and other important disclaimers regarding Matthews’ use of Non-GAAP measures Note: Dark gray shades on the left represent Total Debt. Total Debt and Net Debt* $798.6 $790.2 $729.6 $748.1 09/30/22 09/30/23 ($ in millions) Operating Cash Flow $126.9 $79.5 YTD FY 2022 YTD FY 2023 Cash $69.0 $42.1 09/30/22 09/30/23

SUPPLEMENTAL INFORMATION

© 2023 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, constant currency sales, constant currency adjusted EBITDA, and net debt and net debt leverage ratio. The Company defines net debt leverage ratio as outstanding debt (net of cash) relative to adjusted EBITDA. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition and divestiture costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non- service portion of pension and postretirement expense. Constant currency sales and constant currency adjusted EBITDA removes the impact of changes due to foreign exchange translation rates. To calculate sales and adjusted EBITDA on a constant currency basis, amounts for periods in the current fiscal year are translated into U.S. dollars using exchange rates applicable to the comparable periods of the prior fiscal year. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

© 2023 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to adjusted EBITDA. 14 Three Months Ended September 30, Year Ended September 30, 2023 2022 2023 2022 Net income (loss) $ 17,693 $ (80,957) $ 39,136 $ (99,828) Income tax (benefit) provision (2,362) (2,080) 1,774 (4,391) Income (loss) before income taxes $ 15,331 $ (83,037) $ 40,910 $ (104,219) Net loss (gain) attributable to noncontrolling interests 30 (2) 155 54 Interest expense, including RPA and factory financing fees (1) 12,746 9,345 48,690 28,771 Depreciation and amortization * 24,717 23,893 96,530 104,056 Acquisition and divestiture related items (2) ** 848 6,947 5,293 7,898 Strategic initiatives and other charges (3) ** 6,168 13,174 13,923 31,045 Highly inflationary accounting impacts (primarily non-cash) (4) (1,714) 228 1,360 1,473 Defined benefit plan termination related items (5) — (713) — (429) Asset write-downs, net (6) — 33 — 10,050 Goodwill write-downs (7) — 82,454 — 82,454 Stock-based compensation 3,673 3,304 17,308 17,432 Non-service pension and postretirement expense (8) 84 235 1,640 31,823 Total Adjusted EBITDA $ 61,883 $ 55,861 $ 225,809 $ 210,408 Adjusted EBITDA margin 12.9% 12.2% 12.0% 11.9% (1) Includes fees for receivables sold under the RPA and factoring arrangements totaling $1,284 and $1,046 for the three months ended September 30, 2023 and 2022, respectively, and $4,042 and $1,046 for the fiscal years ended September 30, 2023 and 2022, respectively. (2) Includes certain non-recurring costs associated with recent acquisition and divestiture activities, and also includes a gain of $1,827 for the three months and fiscal year ended September 30, 2023 related to the divestiture of a business in the Industrial Technologies segment. (3) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels and costs associated with global ERP system integration efforts totaling $6,168 and $13,923 for the three months ended September 30, 2023 and 2022, respectively, and $12,393 and $28,060 for the fiscal years ended September 30, 2023 and 2022, respectively, net of loss recoveries of $2,154 for the fiscal year ended September 30, 2023 related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015. Also includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19 totaling $781 and $2,985 for the three months and fiscal year ended September 30, 2022, respectively. This amount does not include the impact of any lost sales or underutilization due to COVID-19. (4) Represents exchange gains and losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries. (5) Represents items associated with the termination of the Company's DB Plan, supplemental retirement plan and the defined benefit portion of the officers retirement restoration plan. (6) Represents asset write-downs, net of recoveries within the SGK Brand Solutions segment. (7) Represents goodwill write-downs within the SGK Brand Solutions segment. (8) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. * Depreciation and amortization was $6,646 and $5,780 for the Memorialization segment, $5,600 and $3,744 for the Industrial Technologies segment, $11,299 and $13,054 for the SGK Brand Solutions segment, and $1,172 and $1,315 for Corporate and Non-Operating, for the three months ended September 30, 2023 and 2022, respectively. Depreciation and amortization was $23,738 and $23,228 for the Memorialization segment, $23,184 and $11,387 for the Industrial Technologies segment, $44,842 and $64,173 for the SGK Brand Solutions segment, and $4,766 and $5,268 for Corporate and Non-Operating, for the fiscal years ended September 30, 2023 and 2022, respectively. ** Acquisition costs, ERP integration costs, non-recurring/incremental COVID-19 costs, and strategic initiatives and other charges were $22 and $1,474 for the Memorialization segment, $614 and $4,255 for the Industrial Technologies segment, $3,878 and $12,420 for the SGK Brand Solutions segment, and $2,502 and $1,972 for Corporate and Non-Operating, for the three months ended September 30, 2023 and 2022, respectively. Acquisition costs, ERP integration costs, non-recurring/incremental COVID-19 costs, and strategic initiatives and other charges were $1,002 and $4,831 for the Memorialization segment, $4,108 and $5,637 for the Industrial Technologies segment, $10,905 and $20,558 for the SGK Brand Solutions segment, and $3,201 and $7,917 for Corporate and Non- Operating, for the fiscal years ended September 30, 2023 and 2022, respectively. ADJUSTED EBITDA NON-GAAP RECONCILIATION (Unaudited) (In thousands)

© 2023 Matthews International Corporation. All Rights Reserved. ADJUSTED NET INCOME AND EARNINGS PER SHARE NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data) * See Disclaimer (page 2) for Management’s assessment of supplemental information related to adjusted net income and adjusted EPS. 15 Three Months Ended September 30, Year Ended September 30, 2023 2022 2023 2022 per share per share per share per share Net income (loss) attributable to Matthews $ 17,723 $ 0.56 $ (80,959) $ (2.63) $ 39,291 $ 1.26 $ (99,774) $ (3.18) Acquisition and divestiture items (1) 1,626 0.05 5,581 0.18 4,874 0.15 6,319 0.20 Strategic initiatives and other charges (2) 4,053 0.13 12,736 0.41 11,106 0.36 26,092 0.84 Highly inflationary accounting impacts (primarily non-cash) (3) (1,714) (0.05) 228 0.01 1,360 0.04 1,473 0.05 Defined benefit plan termination related items (4) 649 0.02 (537) (0.02) 665 0.02 (182) (0.01) Asset write-downs, net (5) — — 38 — — — 9,993 0.32 Goodwill write-downs (6) * — — 79,762 2.59 — — 79,762 2.54 Non-service pension and postretirement expense (7) 63 — 50 — 1,230 0.04 23,867 0.76 Intangible amortization expense 7,927 0.25 8,655 0.28 31,551 1.01 42,813 1.36 Adjusted net income $ 30,327 $ 0.96 $ 25,554 $ 0.82 $ 90,077 $ 2.88 $ 90,363 $ 2.88 Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 26.9% and 7.5%, for the three months ended September 30, 2023 and 2022, respectively, and 25.7% and 14.5% for the fiscal year ended September 30, 2023 and 2022, respectively. (1) Includes certain non-recurring costs associated with recent acquisition and divestiture activities, and also includes a gain in fiscal year 2023 related to the divestiture of a business in the Industrial Technologies segment. (2) Includes certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels and costs associated with global ERP system integration efforts, net of loss recoveries in fiscal year 2023 related to a previously disclosed theft of funds by a former employee initially identified in fiscal 2015. Also includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19. (3) Represents exchange gains and losses associated with highly inflationary accounting related to the Company's Turkish subsidiaries (4) Represents items associated with the termination of the Company's DB Plan, supplemental retirement plan and the defined benefit portion of the officers retirement restoration plan. (5) Represents asset write-downs, net of recoveries within the SGK Brand Solutions segment. (6) Represents goodwill write-downs within the SGK Brand Solutions segment. (7) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. * Per share amounts based on the diluted shares for each respective period.

© 2023 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to constant currency sales. 16 CONSTANT CURRENCY SALES AND ADJUSTED EBITDA NON-GAAP RECONCILIATION (Unaudited) (In thousands) Memorialization Industrial Technologies SGK Brand Solutions Corporate and Non- Operating Consolidated Reported sales for the quarter ended September 30, 2023 $ 204,878 $ 140,561 $ 134,729 $ — $ 480,168 Changes in foreign exchange translation rates (504) (2,748) (1,786) — (5,038) Constant currency sales for the quarter ended September 30, 2023 $ 204,374 $ 137,813 $ 132,943 $ — $ 475,130 Reported sales for the year ended September 30, 2023 $ 842,997 $ 505,751 $ 532,148 $ 1,880,896 Changes in foreign exchange translation rates 1,759 5,744 16,088 23,591 Constant currency sales for the year ended September 30, 2023 $ 844,756 $ 511,495 $ 548,236 $ — $ 1,904,487 Reported adjusted EBITDA for the quarter ended September 30, 2023 $ 36,890 $ 23,470 $ 17,512 $ (15,989) $ 61,883 Changes in foreign exchange translation rates 135 (805) 235 13 (422) Constant currency adjusted EBITDA for the quarter ended September 30, 2023 $ 37,025 $ 22,665 $ 17,747 $ (15,976) $ 61,461 Reported adjusted EBITDA for the year ended September 30, 2023 $ 163,986 $ 66,278 $ 57,128 $ (61,583) $ 225,809 Changes in foreign exchange translation rates 140 1,323 1,999 290 3,752 Constant currency adjusted EBITDA for the year ended September 30, 2023 $ 164,126 $ 67,601 $ 59,127 $ (61,293) $ 229,561

© 2023 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt. 17 September 30, 2023 September 30, 2022 Long-term debt, current maturities $ 3,696 $ 3,277 Long-term debt 786,484 795,291 Total debt 790,180 798,568 Less: Cash and cash equivalents (42,101) (69,016) Net Debt $ 748,079 $ 729,552 Adjusted EBITDA $ 225,809 $ 210,408 Net Debt Leverage Ratio $ 3.3 $ 3.5 NET DEBT NON-GAAP RECONCILIATION (Unaudited) (In thousands)